As filed with the Securities and Exchange Commission on April 21, 1997

                                                              File No. 33-67852
                                                                       811-7978

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. 18



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Amendment No. 20


                                 NORTHSTAR TRUST
               (Exact name of Registrant as specified in charter)

                     TWO PICKWICK PLAZA, GREENWICH, CT 06830
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                        (Registrant's telephone number)

                                 MARK L. LIPSON
                 C/O NORTHSTAR INVESTMENT MANAGEMENT CORPORATION
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                              JEFFREY STEELE, ESQ.
                             DECHERT, PRICE & RHOADS
                         1500 K STREET, N.W., SUITE 500
                             WASHINGTON, D.C. 20005

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

 X   immediately upon filing pursuant to paragraph (b)           __ on (date) pursuant to paragraph (b)

__   60 days after filing pursuant to paragraph (a)(1)           __ on (date) pursuant to paragraph (a)(1)

--   75 days after filing pursuant to paragraph (a)(2)           __ on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:

           __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of shares of beneficial interest by its initial Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, which became effective November 5, 1993. Registrant filed the notice required by Rule 24f-2 with respect to its most recent fiscal year on December 23, 1996.

                              CROSS REFERENCE SHEET
                              ---------------------

The enclosed materials relate only to the Northstar International Value Fund which is a separate investment series of the Northstar Trust (the "Trust") and do not amend in any respect the Trust's other investment series. Information relating to the Trust's other investment series is contained in previously filed Post-Effective Amendments.



            Form N-1A Part A Item                           Prospectus Caption
            ---------------------                           ------------------
            1.   Cover Page................................ Cover Page

            2.   Synopsis.................................. Expense Information

            3.   Condensed Financial
                 Information............................... Financial Highlights

            4.   General Description of
                 Registrant................................ Cover Page; Investment Objective and
                                                            Policies of the Fund; Other Investment
                                                            Techniques; Investment Considerations and
                                                            Risk Factors; General   Information

            5.   Management of the Fund.................... Management of the Fund

            6.   Capital Stock and Other
                 Securities................................ How Net Asset Value is
                                                            Determined; How to Purchase Shares;
                                                            Alternative Sales Arrangements;
                                                            Investor Services and Account Policies;
                                                            Dividends, Distribution and Taxes;
                                                            General Information

            7.   Purchases of Securities Being
                 Offered................................... How Net Asset Value is Determined;
                                                            How to Purchase Shares; Alternative
                                                            Sales Arrangements; Investor Services and
                                                            Account Policies; Distribution Plans

            8.   Redemption or Repurchase.................. How Net Asset Value is Determined; How
                                                            to Sell Shares

            9.   Legal Proceedings......................... Not Applicable




                              CROSS REFERENCE SHEET
                              ---------------------

            Form N-1A Part B Item                           Statement of Additional Information
            ---------------------                           -----------------------------------
                                                            Caption
                                                            -------

            10.  Cover Page                                 Cover Page

            11.  Table of Contents                          Table of Contents

            12.  General Information & History              Cover Page; Other Information

            13.  Investment Objectives & Policies           Cover Page; Investment Restrictions;
                                                            Investment Techniques

            14.  Management of the Fund                     Trustees and Officers

            15.  Control Persons and Principal              N/A
                 Holders of Securities

            16.  Investment Advisory and                    Services of Northstar, the Supervisor and
                 Other Services                             the Administrator; Other Information


            17.  Brokerage Allocation and                   Portfolio Transactions and Brokerage
                 Other Practices                            Allocation

            18.  Capital Stock and Other Securities         Purchases and Redemptions

            19.  Purchases, Redemptions and                 Net Asset Value; Purchases and
                 Pricing                                    Redemptions

            20.  Tax Status                                 Dividends, Distributions and Taxes

            21.  Underwriter                                Underwriter and Distribution Services

            22.  Calculation of Performance Data            Performance Information

            23.  Financial Statements                       Financial Statements



                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

          NORTHSTAR INTERNATIONAL VALUE FUND PROSPECTUS
                          APRIL 21, 1997

This prospectus contains important information about investing in the Northstar International Value Fund. Please read it carefully before you invest and keep it for future reference. Your investment is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations - there is no guarantee that the fund will achieve its objective. Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's inside

(bullseye graphic appears here) objective

(compass graphic appears here) investment
                               strategy

(safe graphic appears here)     holdings

(balance scale graphic appears here) risks

(coin graphic appears here)     what you pay
                                to invest

(currency graphic appears here) how the fund
                                has performed

These pages contain a
description of the fund, including its objective, investment strategy, types of holdings, risks and portfolio managers.

You'll also find:
What you pay to invest. A list
of the fees and expenses you pay - both directly and indirectly - when you invest in the fund.

How the fund has performed. A chart that shows the fund's financial performance by share class.

Northstar International Value Fund  4


Meet the portfolio managers         6

Your guide to buying, selling and
exchanging shares of the Northstar International Value Fund   9

Mutual fund earnings and your taxes 16

The business of mutual funds        18

The risks of investing in mutual funds      20

Where to go for more information    24

(telephone graphic appears here)

If you have any questions about the Northstar
International Value Fund or about choosing suitable investments, please call us at 1-800-595-7827.
3

Northstar International Value Fund

Registrant
Northstar International Value Fund

Portfolio managers
Charles Brandes, Jeff Busby

Objective
(bulleye graphic appears here)
This fund's investment objective is long-term capital appreciation.


Investment
strategy
(compass graphic appears here)
The fund invests primarily in
foreign companies with a market capitalization of greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalization.
The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicate are priced well below their long-term value. This gives the fund both a possible margin of safety against price declines, and an opportunity for profit.


Holdings
(safe graphic appears here)
The fund holds common stocks, preferred
stocks, American, European and Global depository receipts, as well as convertible securities. It may also invest in other higher-risk securities and engage in other investment practices. These are described on page 20. Under normal circumstances, it will invest 65% of its total assets in securities of companies located in at least three countries other than the U.S., located in Western Europe, North and South America, Australia, Asia and other nations. Up to 25% of its assets may be invested in securities of issuers located in countries with emerging markets.

Risks
(balance scale graphic appears here)
Because it invests in equities, the fund is affected by changes in the stock market. It is also subject to the risks associated with investing in smaller companies, foreign securities and emerging markets. Please refer to the section beginning on page 20, The risks of investing in mutual funds.

What you pay
to invest
There are two types of fees and
expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.


Fees you pay directly

                                         Class A           Class B          Class C

Maximum sales charge on your initial
investment (as a % of offering price)    %    4.75          none          none
Maximum deferred sales charge            %    none (1)      5.00 (2)      1.00 (2)



Operating expenses paid each year by the fund
(as a % of average net assets)

                  Class A           Class B          Class C
Management fee(3) %        1.00             1.00              1.00
12b-1 fee(4)      %        0.30             1.00              1.00
Other expenses    %        0.50             0.50              0.50
Total fund
operating expenses
after reimbursement %      1.80             2.50              2.50



Example
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance may vary.

                        Year 1   Year 3   Year 5   Year 10
Class A
with redemptions       $        65       101     140      249
Class B
with redemptions       $        75       108     153      266 (5)
without redemptions    $        25       78      133      266 (5)
Class C
with redemptions       $        35       78      133      284
without redemptions    $        25       78      133      284


(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 11 for details.

(2) This charge decreases over time. Please see page 11 for details.


(3) The adviser, subadviser and administrator have agreed to waive fees until the net assets of the fund exceed $50 million.

(4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.


(4) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

How the fund has performed
(currency graphic appears here)

The following chart shows the fund's financial performance as a series of Brandes Investment Trust,(1) by share class. The figures have been audited by Ernst & Young, LLP, independent accountants.

Northstar International Value Fund


                                                     Class A                 Class C
Year ended October 31,                           1996    1995 (2)         1996     1995 (2)


Operating performance
Net asset value at the beginning of the period $ 13.26   12.50            13.22      12.50
Net investment income                          $  0.23    0.15             0.09       0.10
Net realized and unrealized gain on investments $ 1.38    0.61             1.41       0.62
Total from investment operations                $ 1.61    0.76             1.50       0.72
Dividends from net investment income            $(0.06)    --             (0.04)        --
Dividends from net realized gain on investments
  sold                                          $  --      --                --         --
Total distributions                             $(0.06)    --             (0.04)        --
Net asset value at the end of the period        $14.81   13.26            14.68      13.22
Total investment return (3)                     % 6.09    9.39(4)          5.46       8.89(4)


Ratios and supplemental data

Net assets at the end of the period ($000s)    $16,777   5,188           14,530      5,749
Ratio of expenses to average net assets        %  1.85    1.85(4)          2.50       2.50(4)
Ratio of expense reimbursement to
  average net assets                           %  0.97    6.08(4)          1.21       6.08(4)
Ratio of net investment income to
  average net assets                           %  1.52    1.67(4)          0.62       1.13(4)
Average commissions per share                  $0.0314     --            0.0314         --
Portfolio turnover rate                        %    74     --                74         --



(1) The fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. It was reorganized on April 21, 1997 as the Northstar International Value Fund, a series of the Northstar Trust.

(2) Share classes A & C commenced operations on March 6, 1995.

(3) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(4) Annualized.

(telephone graphic appears here)

If you have any questions, please call 1-800-595-7827.

         International Value Fund   5

Meet the portfolio
managers

Portfolio
managers


Charles Brandes
Charles Brandes, who has over 29 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the investment committee.

Mr. Brandes earned his BA in Economics from Bucknell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Jeff Busby
Jeff Busby, who has over 11 years of
investment management experience. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the investment committee. He is also responsible for overseeing all trading activities for the firm.

Mr. Busby earned his BS in Chemical Engineering from Northwestern University and his MBA in Finance from the University of Califoria, Berkeley. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Financial Analysts Society.

Charles Brandes and Jeff Busby are co-portfolio managers of the fund. They structure the portfolio from a buy list determined by their firm's investment committee, of which they are senior members.

Sub-adviser


Brandes Investment Partners, L.P
A registered investment adviser, Brandes Investment Partners, L.P. is sub-adviser for the fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc.
Brandes Investment Partners, L.P. currently manages over $10 billion in international and global portfolios.

Performanc
profile:
Brandes Investment Partners


These figures demonstrate the historical track record of Brandes Investment Partners, L.P. The figures have been provided by Brandes Investment Partners, L.P. and have not been audited or verified. They do not indicate how the Northstar International Value Fund or Brandes Investment Partners, L.P. will perform in the future.

The charts below illustrate the past performance of Brandes Investment Partners, L.P. in managing accounts with investment objectives, policies and techniques substantially similar, though not identical, to those of the Northstar International Value Fund. The charts show average annual returns for a composite of the actual performance of all international equity accounts managed by Brandes Investment Partners from 1990 until the present, and average annual returns for the Northstar International Value Fund. The fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of the Brandes Investment Trust. It was reorganized on April 21, 1997 as the Northstar International Value Fund, a series of the Northstar Trust. These figures reflect changes in share prices and reinvestment of dividends and distributions, and are after deduction of all fund fees and expenses. The accounts were not subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison are performance figures of the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of securities listed on exchanges in markets in Europe, Australia and the Far East. It has been adjusted to reflect reinvestment of dividends. The results presented below may not equate with the return experienced by any particular account or shareholder as a result of timing of investments and redemptions and the effect of taxes on any client or shareholder.


                  Brandes International             MSCI
                  Equity Composite                  EAFE
                                    (%)(a)     Index (%)
         One year, ended March 31, 1997     21.82    1.45
         Three years, ended March 31, 1997  11.77    6.53
         Five years, ended March 31, 1997   14.51    10.57
         Average annual return              16.53   5.36
         since July 1, 1990


(graph appears here, plot points are below)
      Brandes International Equity Composite    MSCI EAFE Index
1990              0.98                                  0.79
                  0.99                                  0.87
                  1.10                                  0.93
1991              1.13                                  0.88
                  1.26                                  0.96
                  1.38                                  0.98
                  1.43                                  0.86
1992              1.52                                  0.88
                  1.47                                  0.89
                  1.47                                  0.93
                  1.58                                  1.04
1993              1.65                                  1.14
                  1.82                                  1.22
                  2.07                                  1.23
                  2.01                                  1.27
1994              1.96                                  1.34
                  2.10                                  1.34
                  2.01                                  1.32
                  2.00                                  1.35
1995              2.12                                  1.36
                  2.20                                  1.41
                  2.28                                  1.47
1996              2.31                                  1.51
                  2.41                                  1.54
                  2.44                                  1.54
                  2.65                                  1.56
                  2.81                                  1.54


(a) the first annual returns presented (right) were calculated on a time-weighed and asset-weighed, total return basis, including reinvestments of all dividends, interest and income on a cash basis, realized and unrealized gain or losses are are net of applicable investment advisory fees, brokerage commissions, custodial fees and execution costs and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The Brandes composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning July 1, 1990, other than wrap fee accounts. The weighed-average management fee during the period from July 1, 1990 through December 31, 1996 was 0.96% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and equivalents are included in performance results. Starting with calendar year 1992 through calendar year 1995, the net annual returns for the Brandes composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1996 has not yet been completed. Copies of their reports and a complete list and description of Brandes' composites are available upon request.

If you have any questions, please call 1-800-595-7827.

Meet the portfolio
managers


Performance
profile: Brandes Investment Partners, continued


                                                    Northstar         MSCI
                                                   International      EAFE
                                                  Value Fund (%)    Index (%)

One year, ended March 31, 1997                          21.88         1.45
Average annual total return since March 6, 1995         37.86        17.46


(Graph appears below, point points are as follows)

    Northstar International Value Fund                   MSCI EAFE Index
1995              1.00                                          1.00
                  1.03                                          1.04
                  1.04                                          1.02
                  1.04                                          1.00
                  1.08                                          1.07
                  1.07                                          1.03
                  1.07                                          1.05
                  1.04                                          1.02
                  1.07                                          1.05
1996              1.10                                          1.09
                  1.13                                          1.10
                  1.12                                          1.10
                  1.11                                          1.12
                  1.16                                          1.15
                  1.16                                          1.13
                  1.16                                          1.14
1997              1.12                                          1.10
                  1.14                                          1.11
                  1.17                                          1.13
                  1.17                                          1.13
                  1.25                                          1.17
                  1.27                                          1.16
                  1.31                                          1.11
                  1.31                                          1.13
                  1.35                                          1.14

Your guide to buying,
selling and exchanging shares
of Northstar funds

There are three steps to take when you want to buy, sell or exchange shares of our funds:

o first, choose a share class

o second, open a Northstar account and make your first investment

o third, choose one of several ways to buy, sell or exchange shares.

Choosing
a share class

The Northstar International Value Fund is available in Class A, Class B and Class C shares.

The chart below summarizes the differences between the share classes -- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest at one time. Your financial adviser can help you, or feel free to call us for more information.
You'll find actual expenses charged to the fund beginning on page 4.

Maximum           Class A      no limit Brokerage firms may have lower maximums.
amount you        Class B      $500,000  Please consult your financial adviser.
can buy           Class C      $750,000

Front end         Class A      yes, varies by size of investment
sales charge      Class B      none
                  Class C      none

Deferred          Class A      only on investments of $1 million or more
sales charge                   if you sell within 18 months
                  Class B      yes, if you sell within 5 years
                  Class C      yes, if you sell within 1 year

Service fee       Class A      .25% per year
                  Class B      .25% per year
                  Class C      .25% per year

Distribution      Class A      .05% per year
fee               Class B      .75% per year
                  Class C      .75% per year


Conversion        Class B      Class B shares convert to Class A after 8 years



(telephone graphic appears here)
If you have any
questions, please call 1-800-595-7827.

Your guide to
buying, selling and exchanging shares
of Northstar funds

Front end sales charges
(Class A shares only)

         Your investment                                           Front-end sales charge    Amount retained by dealers
                                                    as a percentage       as a percentage      as a percentage
                                             of your net investment        of offering price    of offering price
         up to $99,999                                4.99                     4.75                     4.00
         $100,000 to $249,999                         3.90                     3.75                     3.10
         $250,000 to $499,999                         2.83                     2.75                     2.30
         $500,000 to $999,999                         2.04                     2.00                     1.70
         $1,000,000 and over                            --                      --                       --

Ways to reduce front-end sales charges

There are three ways you can reduce your sales charges.

1. Take advantage of purchases you've already made Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment in other Northstar funds to calculate your sales charge.

2. Take advantage of purchases you intend to make By signing a non-binding letter of intent, you can combine investments you plan to make over a 13 month period to calculate the sales charge you'll pay on each investment.

3. Buy as part of a group of investors You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Northstar recognizes for this benefit.

         o  you, your spouse and your children under the age of 21

         o a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)


         o any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

4.  You may not have to pay front-end sales charges or a CDSC if you are:

         o an active or retired trustee, director, officer, partner or employee (including immediate family) of

            -  Northstar or any of its affiliated companies

            -  any Northstar affiliated investment company

            -  a dealer that has a sales agreement with the distributor

         o a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

         o a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefits of your clients

         o a service provider for Northstar, any Northstar affiliated company, or any Northstar affiliated investment company

         o  a Brandes employee, officer or partner.

You won't pay a sales charge when you buy Class A shares of the fund through a dealer by transferring the proceeds of the sale of another open-end fund, so long as:

        o you have held the shares in the fund you're selling for at least six months, and you paid a sales charge when you bought them

        o you send the proceeds of the sale directly to Northstar or our agent or hold them in cash or a money market fund

        o  you buy the shares of the fund within 60 days of the sale, and

        o  the fund has the same or a similar investment objective.

Pension, profit sharing and other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 456 of the Code don't pay a front-end sales charge or a CDSC, as long as the shares are purchased by an employer sponsored plan with at least 50 eligible employees.


If you think you might be eligible to reduce your sales charges using any of these methods, please call us or consult the Statement of Additional Information.

Deferred sales charges (Classes A, B, & C)

We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation. When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible. Class A shares There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.
         Your investment                      CDSC on shares
                                                being sold
         First $1,000,000 to $2,499,999              1.00%
         $2,500,000 to $4,999,999                    0.50%
         $5,000,000 and over                         0.25%

Class B & C shares
         Years after you                 Class B           Class C
        bought the shares

         1st year                          5.00%             1.00%
         2nd year                          4.00%             none
         3rd year                          3.00%             none
         4th year                          2.00%             none
         5th year                          2.00%             none
        after 5 years                      none              none


When the CDSC might be waived

We may waive the CDSC for Class B and Class C shares if:

o   the shareholder dies or becomes disabled

o   you're selling your shares through our systematic withdrawal program

o   you're selling shares of a retirement plan and you are over 70 1/2 years old

o you're exchanging Class B or C shares for the same class of shares of another Northstar fund

o   you fall into any of the categories listed in point 4 on page 10.


If you think you might be eligible for a CDSC waiver, please call us or consult the Statement of Additional Information.


(telephone graphic appears here)
If you have any questions, please call 1-800-595-7827.

Your guide to
buying, selling and exchanging shares
of Northstar funds

Opening a Northstar account

Once you've chosen the share class you prefer, you're ready to open an account. First, determine how much money you want to invest. The minimum initial investment is:

o   $2,500 for non-retirement accounts

o   $250 for retirement accounts

o   $25 if you are investing using our automatic investment plan (see page 14).

Next, open an account in one of two ways:

o   give a check to your broker, who will open an account for you, or

o complete the application enclosed with this prospectus and mail it to us, along with your check, made payable to Northstar Funds.

Buying, selling and exchanging

Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of Northstar funds: o through your broker o directly, by mail or over the telephone o using one of our automatic plans. We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions. Instructions for each option appear in the chart on page 14, but here are a few things you should know before you begin.

How shares are priced

The price you pay or receive when you buy, sell or exchange shares is determined by the fund's net asset value (NAV) per share and share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 Eastern Standard Time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the Statement of Additional Information. When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

Some rules for buying

o   The minimum amount of each investment after your first one is:

   - $100 for non-retirement accounts
   - $25 for retirement accounts
   - $25 if you are investing using
     our automatic investment plan
     (see page 14).

o We record most shares on our books electronically. We will issue a certificate if you ask us to in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or using the systematic withdrawal program.

o   We have the right to refuse a request to buy shares.

Some rules for selling

o Selling your shares may result in a deferred sales charge. Please refer to the table on page 11.

o We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.

o If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or you are selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

o You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing 30 days from the day you sold the shares, and buy the same class of shares you sold. We will reimburse you for any CDSC you paid. Please see page 16 for information about how this can affect your taxes.


o You won't pay a service charge when you sell your shares, but your dealer may charge you a fee.

o If selling shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

o In unusual circumstances, we may temporarily suspend the processing of requests to sell.

Some rules for exchanging

o When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 16 for information about how this can affect your taxes.

o Before you make an exchange, be sure to read the sections of the prospectus that discuss the shares you're exchanging to.

o You can exchange shares of any Northstar fund for the same class of shares of any other Northstar fund, or for shares of The Cash Management Fund without a sales charge. You will, however, pay a sales charge if you buy shares of The Cash Management Fund, and then exchange them for Class A shares of any of the Northstar funds.

o For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into The Cash Management Fund.

o We'll let you know 60 days in advance if we want to make any changes to these rules.
(telephone graphic appears here)


If you have any questions, please call 1-800-595-7827.

Your guide to
buying, selling and exchanging shares
of Northstar funds

Ways to buy, sell or exchange

When to use
this option

Through your dealer
o buy
o sell
o exchange

By mail
Please call us if you have any questions--we can't process your request until we have all of the documents we need.

o buy
o sell
o exchange


By telephone
To sign up for this service, complete section 9 of the application or call us at 1-800-595-7827.
o sell
o exchange

Automatic investment plan
To sign up for this service, complete section 7 of the application or call us at 1-800-595-7827.
o buy

Systematic withdrawal program
To sign up for this service, complete section 8 of the application or call us at 1-800-595-7827.
o sell

How to use it

If you're buying shares, make your check payable to Northstar Funds and give it to your dealer, who will forward it to us. When you're selling, give your written request to your dealer, who may charge you a fee for this service.


Send your request to buy, sell or exchange in writing to:
Northstar Funds, c/o
First Data Investor Services Group Inc.
P.O. Box 5131
Westborough MA 01581-5131

Your letter should tell us

o   your account number

o   your social security number or taxpayer identification number

o   the name the account is registered in

o the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging to

o the dollar value or number of shares you want to buy, sell or exchange. If you're buying include a check payable to Northstar Funds with your request. If you're selling or exchanging, your request must be signed by all registered owners of the account.

We'll ask you to guarantee the signatures if:

o   you are selling more than $50,000 worth of shares

o   your address of record has changed in the past 30 days

o you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.

Signatures can be guaranteed by a bank, a member of the national stock exchange or another eligible institution.


You can sell or exchange up to $50,000 of your shares by telephone.

Call us at 1-800-595-7827 between 8:30 a.m. and 4:00 pm Eastern Standard Time.

When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.

We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. There is no fee for this service.


You can authorize us to automatically withdraw a minimum of $25 each month from your bank account and use it to buy shares in Northstar funds.

There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can cancel the program at any time.

You can ask us to automatically transfer money from your Northstar account into your bank account.

We will sell shares or share fractions on your behalf monthly or quarterly, and automatically deposit the proceeds into your bank account. There may be a sales charge on shares we sell on your behalf.

You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.

It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up an systematic withdrawal program for an account you've already signed up on an automatic investment plan.

(telephone graphic appears here)


If you have any questions, please call 1-800-595-7827.

Mutual fund earnings and your taxes

How the fund
pays distributions

The fund distributes virtually all of its net investment income and net capital gains to shareholders once a year in the form of dividends.

As a shareholder, you are entitled to a share of the income and capital gains the fund distributes. The amount you receive is based on the number of shares you own.


Distribution options

You can take your distributions as cash or reinvest them in the same class of shares of any Northstar fund. You specify your preference when you open your account.

You can choose to reinvest your distrubtions in one of three ways:

o reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any Northstar fund you choose

o receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any Northstar fund you choose

o   receive both income dividends and capital gain distributions in cash.

You can change your distribution instructions at any time by notifying us by phone (if going to the address of record), or in writing.

If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.

How your
distributions
are taxed

The fund intends to meet the requirements for being a tax-qualified regulated investment company, which means it generally does not pay federal income tax on the earnings it distributes to shareholders.

As a result, distributions that you receive will generally be considered to be taxable in your hands. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

Timing your purchase

If you buy shares of the fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.


When distributions are declared

For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared. Backup withholding tax We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

When you sell your shares

When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

In your federal income tax return you report a capital gain as income and a capital loss as a deduction.


Consult your tax adviser

The information above is general in nature. You should consult your tax adviser to discuss how investing in Northstar funds affects your personal tax situation.

(telephone graphic appears here)


If you have any questions, please call 1-800-595-7827.

The business
of mutual funds

How the fund is organized and managed

The Northstar International Value Fund is a diversified mutual fund. It is a series of the Northstar Trust (formerly the Northstar Advantage Trust), which is registered as an investment company with the SEC.

The trustees oversee the business affairs of the fund and are responsible for major decisions about the fund's investment objectives and policies.


The fund does not hold regular shareholder meetings, but may hold special meetings. A special meeting is called if investors holding at least 10% of the outstanding shares of the fund request it. Certain objectives and policies of the fund may only be changed by shareholder vote. A shareholder vote is required to change the investment objective of the fund because the fund investment objective is fundamental.

The day-to-day management of the fund is handled by the following companies and advisers appointed by the trustees:

Investment adviser


Oversees the investment advice of the subadviser. The investment adviser is paid out of the fund's management fee, which is listed on page 4.

Northstar Investment


Management Corporation Two Pickwick Plaza Greenwich, CT 06830 Portfolio managers and sub-advisers You'll find profiles of the fund's portfolio managers and sub-adviser beginning on page 6.

Administrator

Provides administrative, compliance and accounting services to the fund. The administrator receives an annual administrative services fee from the fund of
 .10% of the the fund's average daily net assets, plus $5 per account per year.

Northstar Administrators
Corporation Two Pickwick Plaza
Greenwich, CT 06830

Distributor

Markets the fund and distributes shares through brokers and other financial representatives.


Northstar Distributors, Inc.
Two Pickwick Plaza
Greenwich, CT 06830

Custodian

Holds all the fund's assets.

Custodian and fund accounting agent:
State Street Bank and Trust Company
225 Franklin Street Boston, MA 02110

Transfer agent

Handles shareholder record-keeping and statements, distribution of dividends and processing of orders to buy and sell shares.

First Data Investor Services Group,
Inc. 4400 Computer Drive
Westborough, MA 01581-5120

How dealers are compensated


Dealers receive payment for selling shares of the Northstar International Value Fund in three ways:

 They receive a commission when you buy shares The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

o Class A investments
  (% of offering price)

                            Commission received                     Amount
                              by dealers out of                paid by the
                          sales charges you pay                distributor

up to $99,999                          4.00                         --
$100,000 to $249,999                   3.10                         --
$250,000 to $499,999                   2.30                         --
$500,000 to $999,999                   1.70                         --
$1,000,000 to $2,499,999               0.00                         1.00
$2,500,000 to $4,999,999               0.00                         0.50
$5,000,000 and over                    0.00                         0.25

o  Class B investments

Receives 4% of sale price from the distributor.
o  Class C investments

Receives 1% of sale price from the distributor.




They are paid a fee by the distributor
for servicing your account

They receive a service fee depending on the average net asset value of the class of shares their clients hold in the fund. These fees are paid from the 12-b1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12-b1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12-b1 fees listed in the fund information on page 4. Service and distribution fee percentages appear on page 9.

They may receive additional benefits and rewards


Selling shares of the fund
may make dealers eligible for awards or to participate in sales programs sponsored by Northstar. The costs of these benefits and rewards are not deducted from the assets of the fund--they are paid from the distributor's own resources.


The distributor may also pay additional compensation to dealers including Advest Inc. out of its own resources for marketing and other services to shareholders.


If you have any questions, please call 1-800-595-7827.

The risks of investing
in mutual funds

Risk is the potential that your investment will lose money or not earn as much as you hope. Mutual funds have varying degrees of risk, depending on the securities they invest in. There is no guarantee that a fund will achieve its investment objective.

You'll find a discussion of the key risk factors associated with the International Value Fund on page 4. This section provides information about the risks associated with different kinds of securities. It also lists additional investment practices that may involve elements of risk.


Equities

o Give the buyer ownership rights in the issuer. Common and preferred stocks, convertible securities and stock purchase rights are types of equities.

o The market value of an equity security may go up or down rapidly depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.

o Securities of smaller companies may be subject to more abrupt or erratic market movements because they are traded in lower volume and are subject to greater changes in earnings and growth prospects.


Foreign investments


o   Securities issued by companies located in foreign countries.

o Subject to all of the risks associated with equity securities. There are also other risks that can affect the value of foreign investments:

         - foreign markets may be less regulated, have less volume and be less liquid

         -  foreign securities may be less liquid and more volatile

         - the value of the securities are affected by changes in currency exchange rates and exchange control regulations

         - the value of foreign securities may be affected by adverse political and economic developments, seizure or nationalization of foreign deposits, and government restrictions

         - there is often less information available about foreign companies and many countries do not have the same accounting, auditing and financial reporting standards that we have in the United States.

Emerging markets



o Investments in emerging markets have additional risks: developing countries have economic structures that are less mature, they have less stable political systems and may have high inflation and rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed.

Depository receipts


o American, European and Global depository receipts are typically issued by U.S. banks or trust companies. They are based on ownership of securities issued by foreign companies, and are traded on U.S. exchanges.

Other, higher risk
securities

Illiquid securities --the fund is limited to 5% of its net asset value


o Securities that can't be sold quickly at a reasonable price, or that can't be sold on the open market. Includes restricted securities and private placements.


o   Used to seek higher profits.

o There may be fewer market players which can result in lower prices, and sales can take longer to complete.

o Following guidelines established by the trustees of the fund, Brandes may consider a security that can't be sold on the open market to be liquid if it can be sold to institutional investors (Rule 144A) or on foreign markets.

Derivative securities

The fund does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

Investment practices



Repurchase agreements -- the fund is limited to 5% of its net asset value


o Buying a security from a bank or dealer who must buy it back at a fixed price on a specified day. Repurchase agreements that mature after more than seven days are considered to be illiquid investments. Any one investment in this type of repurchase agreement can only be 5% of the fund's net asset value.

o Used for temporary defensive purposes or to generate income from cash balances.

o   The bank or dealer may not be able to buy back the security.
    Short-term trading -- no limit


o   Selling a security soon after you buy it.

o Used when the fund needs to be more liquid, in response to changes in interest rates and economic or other developments, or when a security has reached its price or yield objective.

o May result in higher costs for brokerage commissions, dealer mark-ups and other transactions costs, as well as taxable capital gains.

Temporary investments -- no limit

o Temporarily maintaining part or all of the fund's assets in cash or in U.S. Government securities, commercial paper, banker's acceptances, repurchase agreements and certificates of deposit.

o Used for temporary and defensive purposes in periods of unusual market conditions.

o   Provides lower returns.

When-issued securities and forward
commitments -- no limit

o A commitment to buy a security on a specific day in the future at a specified price.

o   Used to realize short-term profits.

o If made through a dealer, there is a risk that the dealer won't complete the sale, and that the fund will lose out on a good yield or price.

o There is also a risk that the value of the security will change before the transaction is settled, resulting in short-term losses instead of gains.


(telephone graphic appears here)

If you have any questions, please call 1-800-595-7827.

Where to go
for more information

You'll find more information about the Northstar International Value Fund in our:

Annual report
The annual report contains information about fund performance, the financial statements and the auditor's reports. Because this is a new fund, its Annual Report won't be available until December 1997.

Statement of Additional Information (SAI)
The SAI contains complete information about the Northstar International Value Fund. The SAI is legally part of this prospectus (it is incorporated by reference).
A current SAI has been filed with the Securities and Exchange Commission.

Please write or call for a free copy of the Annual report or the SAI:
The Northstar Funds
2 Pickwick Plaza
Greenwich, CT
06830
1-800-595-7827

                                                                                                            New Account Application
  ---------------------------------------------------------------------------------------------------------------------------------
1 ACCOUNT REGISTRATION
  ---------------------------------------------------------------------------------------------------------------------------------
  Type of Account (Choose One Only):
  / / INDIVIDUAL      / / JOINT ACCOUNT     / / FOR A MINOR   / / TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      USE LINE A          USE LINES A & B       USE LINE C        USE LINE D

  Print name exactly as account is to be registered:

  A._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  B._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  C._________________________________________________
    CUSTODIAN'S NAME (FIRST, MIDDLE, LAST)

    _________________________________________________         ____-____-_____
    MINOR'S NAME (FIRST, MIDDLE, LAST)                        MINOR'S SOCIAL SECURITY NUMBER

    _________________________________________________         ___-_________
                                                              TAX I.D. NUMBER

UNDER THE _____________ UNIFORM GIFTS/TRANSFERS TO MINORS ACT   OR
          NAME OF STATE
  D._________________________________________________         ___-___-_____
    NAME (IF A TRUST, INCLUDE DATE OF AGREEMENT)              SOCIAL SECURITY NUMBER

  ---------------------------------------------------------------------------------------------------------------------------------
2 MAILING ADDRESS
  ---------------------------------------------------------------------------------------------------------------------------------

  ___________________________________________________
  STREET

  (   )______________________________________________
  DAYTIME PHONE NUMBER

  ___________________________________________________
  CITY                             STATE     ZIP

  ---------------------------------------------------------------------------------------------------------------------------------
3 PURCHASE OF SHARES
  ---------------------------------------------------------------------------------------------------------------------------------

  MINIMUM INITIAL INVESTMENT $2,500 / / MAKE CHECK PAYABLE TO NORTHSTAR FUNDS. Check enclosed for $__________

  / / Shares purchased and paid for through my/our investment dealer.
  Trade Date_______             Order#_______

  Number of Shares:  Class A_______    Class B_______    Class C_______

  Please check the box beside the name of each Northstar Advantage Fund being purchased and enter the dollar amount of each purchase. All distributions will be reinvested in additional shares unless instructed otherwise.

  / / INTERNATIONAL VALUE FUND $_______
  Class A / / Class B / / Class C / /

  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  / / MONEY MARKET PORTFOLIO FUND $_______
  (Money Market Account)
  Class A / / Class B / / Class C / /
  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  *Please reinvest my dividends from ________________ to ________________
                                      (Name of Fund)      (Name of Fund)

  ---------------------------------------------------------------------------------------------------------------------------------
4 LETTER OF INTENT, RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)
  ---------------------------------------------------------------------------------------------------------------------------------
    LETTER OF INTENT
     Although I/we have made no commitment to do so, I/we intend to invest the dollar amount indicated below within a 13-month period in shares of one or more of the eligible Northstar Funds.

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

    RIGHTS OF ACCUMULATION
     If this account qualified for a Reduced Sales Charge under the terms of the current Prospectus, please list account numbers:

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

        -                             -
    ---- --------                 ---- ---------
  ---------------------------------------------------------------------------------------------------------------------------------
5 AGREEMENTS AND SIGNATURES
  ---------------------------------------------------------------------------------------------------------------------------------

  I/We am/are of legal age and wish to establish an account in accordance with the terms and conditions of the current applicable
  Prospectus, a copy of which has been received and read. I/We understand and agree that neither First Data nor the Northstar Funds shall be held liable for any loss, liability, cost or expense for acting in accordance with this application, or any section thereof. I/We acknowledge that the account(s) established by this application will be subject to the telephone exchange and redemption privileges described in this current prospectus, unless indicated otherwise, with the understanding that the Fund,
  Northstar and the Transfer Agent will not be able to verify the authenticity of any telephone or redemption order received from persons other than registered representatives of Northstar Distributors, Inc. and that they will not be liable for following telephone exchange or redemption instructions that prove to be fraudulent. Shareholders would bear the loss resulting from instructions entered by an unauthorized third party.

  Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2)
  that I am not* subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue
  Service has notified me that I am no longer subject to backup withholding.

  *If you are subject to backup withholding, please cross through the word "not" in part (2) above.

  ---------------------------------------------------------------------------------------------------------------------------------
  INDIVIDUAL (OR CUSTODIAN)                                 DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  CO-OWNER (OR CORPORATE OFFICER, PARTNER OR TRUSTEE)       DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE

  ---------------------------------------------------------------------------------------------------------------------------------
6 FOR DEALER USE ONLY
  ---------------------------------------------------------------------------------------------------------------------------------
  We guarantee the signature(s) and legal capacity of the applicant(s) referred to herein, and in the case of a withdrawal program we affirm that, in our opinion, the designated withdrawal is reasonable in view of the circumstances involved.

  ---------------------------------------------------------------------------------------------------------------------------------
  DEALER NAME (PLEASE PRINT CAREFULLY)                   DEALER NO.

  ---------------------------------------------------------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE (MUST BE PROVIDED FOR WITHDRAWAL PROGRAMS, TELEPHONE REDEMPTIONS AND TELEPHONE EXCHANGES)

  ---------------------------------------------------------------------------------------------------------------------------------
  BRANCH NUMBER          BRANCH ADDRESS


  ---------------------------------------------------------------------------------------------------------------------------------


 REP NAME (PLEASE PRINT CAREFULLY) FIRST AND LAST NAME       PHONE NUMBER (IMPORTANT)    REP NUMBER

                                                             (   )
 ----------------------------------------------------------------------------------------------------------------------------------

                        ------------------------------------------------
                           Upon completion of the application, please
                              return with a check made payable to:
                                        NORTHSTAR FUNDS,
                         c/o FIRST DATA, Box 8758, Providence, RI 02940

                                                         SPECIAL ACCOUNT OPTION
  ---------------------------------------------------------------------------------------------------------------------------------
7 AUTOMATIC INVESTMENT PLAN
  ---------------------------------------------------------------------------------------------------------------------------------

     Attach a VOIDED CHECK from your bank account and a check for an initial deposit to establish this plan (minimum $25). Please complete the following information to invest automatically the dollar amount stated below on approximately the 15th /  /, 30th
     /  / or the 15th and 30th /  /, of the month.

     The applicant authorizes the Northstar Funds to draw monthly drafts on your bank account number _________ and use the proceeds
     ($25 minimum) therefrom to purchase shares of Northstar  ___________  _____________
                                                               FUND NAME      $ AMOUNT

     Registered in the name(s) of __________________________________________

     RESTRICTIONS

     Each purchase of shares will be made at the current offering price determined as of the close of business on the day on which such purchase is made. Automatic investments may be discontinued by either Northstar Funds or the purchaser upon 30 days written notice to the other.

     The Northstar Funds reserves the right to cancel any transaction which was executed in reliance on a draft authorized where the bank upon which the draft was drawn refused to make payment thereon for any reason.

ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
8 WITHDRAW PROGRAM
  ---------------------------------------------------------------------------------------------------------------------------------

  A Withdrawal Plan is available on Class A shares (non-certificated shares only) provided the Fund being purchased has a value of
  $5,000 or more.

  Withdrawals with respect to Class B and Class C shares are limited (see the Prospectus) and are conditional upon dividends and capital gains being automatically reinvested.

  1. The amount of each payment shall be                                                                              ($25 minimum)
                                               ---------    --------   ---------   --------
                                               FUND NAME    $ AMOUNT   FUND NAME   $ AMOUNT

  2. Payments are to be made /  / Monthly /  / Quarterly /  / Semi-Annually /  / Annually on the /  / 1st or /  / 15th of the month

  Choose one of the following methods of distribution.

  /  / ACH  Please have my payments electronically transferred to my bank. I have attached the required voided check and I have verified that my bank is a member of the Automated Clearing House (ACH).

 /  /  MAIL Please have my payments mailed. I understand that the payments will be made payable to me and mailed to my account mailing address unless a special designation is referenced below:

  ---------------------------------------------------------------------------------------------------------------------------------
  NAME (PLEASE PRINT CAREFULLY.)


  ---------------------------------------------------------------------------------------------------------------------------------
  STREET


  ---------------------------------------------------------------------------------------------------------------------------------
  CITY                                 STATE                   ZIP CODE                                YOUR BANK ACCOUNT NUMBER


  ---------------------------------------------------------------------------------------------------------------------------------


ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
9 TELEPHONE EXCHANGE REDEMPTION AND EXPEDITED TELEPHONE REDEMPTION
  ---------------------------------------------------------------------------------------------------------------------------------

  Signature guarantees are required if:  1. Redemption is over $50,000.
                                         2. Proceeds are to be sent to address other than record.

 ALL SHAREHOLDERS AND THEIR DEALER REPRESENTATIVES WILL AUTOMATICALLY RECEIVE TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES,
 (NON-CERTIFICATED SHARES ONLY) UNLESS AN ELECTION NOT TO RECEIVE THESE PRIVILEGES IS EXERCISED BELOW.

 /  / DO NOT CODE MY          /  / DO NOT CODE MY
      ACCOUNT FOR TELEPHONE        ACCOUNT FOR TELEPHONE
      EXCHANGE PRIVILEGE.           REDEMPTION PRIVILEGE.


      /  / PLEASE WIRE REDEMPTION PROCEEDS TO MY BANK. (I UNDERSTAND THE MINIMUM FOR WIRES IS $1,000.) MY VOIDED CHECK IS ATTACHED.


                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 21, 1997


                       NORTHSTAR International Value Fund

                               Two Pickwick Plaza
                          Greenwich, Connecticut 06830

                                 (203) 863-6200
                                 (800) 595-7827

      This Statement of Additional Information, which is not a prospectus supplements and should be read in conjunction with the current Prospectus of the Fund dated April 21, 1997, as each may be revised from time to time. To obtain a copy of the Fund's Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.


      Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar has engaged Brandes Investment Partners, Inc. ("Brandes" or the "Subadviser") to serve as subadviser to the Northstar International Value Fund, subject to the supervision of Northstar. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Fund. Northstar Administrators Corporation (the "Administrator") is the Fund's administrator. The Underwriter and the Administrator are affiliates of Northstar.

                     -------------------------------------

                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS................................................. 2

INVESTMENT TECHNIQUES................................................... 3

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION......................... 7

SERVICES OF NORTHSTAR, THE SUBADVISER
            AND THE ADMINISTRATOR....................................... 9

NET ASSET VALUE......................................................... 11

PURCHASES AND REDEMPTIONS............................................... 13

DIVIDENDS, DISTRIBUTIONS AND TAXES...................................... 14

UNDERWRITER AND DISTRIBUTION SERVICES................................... 20

TRUSTEES AND OFFICERS................................................... 22

OTHER INFORMATION....................................................... 25

PERFORMANCE INFORMATION................................................. 26

FINANCIAL STATEMENTS.................................................... 29

                            INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

      Northstar International Value Fund. The Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting shares. Investment restrictions numbered 7 through 12 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

      1. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

      2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

      4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

      6. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

      7. Make short sales of securities or maintain a short position, except for short sales against the box;

      8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

      9. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

      10. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

      11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

      12. Invest more than 15% of its net assets in illiquid securities.


                             INVESTMENT TECHNIQUES
------------------------------------------------------------------------------

      Derivative Instruments. The Fund may invest in Derivative Instruments (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and the Subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

      Futures Transactions - In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. In the case of dramatically rising or falling markets, the loss from investing in futures is potentially unlimited.

      Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

      Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

      Options - In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by the Fund of options will be subject to the ability of Northstar and the Subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      SHORT SALES. The Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

      LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

      There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

      WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.


Risks of International Investing

      Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities of political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Fund.

Emerging Markets and Related Risks

      The Fund may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Adviser is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

      Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

      Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

        Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
 ------------------------------------------------------------------------------

      Northstar or the Sub-adviser may place orders for the purchase and sale of the Fund's securities, supervise their execution and negotiate brokerage commissions on behalf of the Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Northstar includes the Subadviser. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of special value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

      In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to Northstar's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than Northstar's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Northstar's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce Northstar's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Fund and its shareholders.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

      The Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Fund. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms.

      A change in securities held in the portfolio of the Fund is known as "Portfolio Turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that the Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. The Fund's portfolio turnover rate may be higher than that described above if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of the Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

      The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, Northstar may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      The Fund does not effect securities transactions through broker-dealers in accordance with any formula, nor does it effect securities transactions through such broker-dealers solely for selling shares of the Fund. However, as stated above, broker-dealers who execute transactions for the Fund may from time to time effect purchases of shares of the Fund for their customers.

          SERVICES OF NORTHSTAR, THE SUBADVISER AND THE ADMINISTRATOR
 ------------------------------------------------------------------------------

      Pursuant to an Investment Advisory Agreement with the Fund, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Fund, and subject to delegation of certain responsibilities to Brandes Investment Partners, Inc. as the Subadviser for the Fund, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolio.

      Northstar is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, Minnesota 55401. Combined minority interests in Northstar held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services.


      Northstar charges a fee under the advisory agreement to the Fund at an annual rate of 1.00% of the Fund's average daily net assets. This fee is accrued daily and payable monthly. Northstar, Northstar Administrators Corporation and Brandes Investment Partners, L.P. have agreed to waive their fees until the assets of the Fund exceed $50 million.


      The Investment Advisory Agreement for the Fund was originally approved by the Trustees of the Northstar Trust on January 23, 1997, and by the sole Shareholder of the Fund on January 23, 1997. The Investment Advisory Agreement will continue in effect until January 23, 1999 and then will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting on behalf of the Fund, including a majority of the Disinterested Trustees, or
(b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

      The Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

      Pursuant to a Subadvisory Agreement between Northstar and Brandes Investment Partners, L.P. ("Brandes"), dated February 24, 1997, Brandes acts as Subadviser to the Fund. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the Fund, will manage the Fund's portfolio investments, consistently with their investment objective, and will execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 50% of the management fee that the Fund pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the managing directors of Brandes. The Subadvisory Agreement for the Fund was approved by the Trustees of the Fund on January 23, 1997. The Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Brandes, the Trustees of the Fund, or the shareholders of the Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.


      Northstar Administrators Corporation serves as administrator for the Fund, pursuant to an Administrative Services Agreement with the Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by Northstar under the Investment Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of Northstar. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830.

      The Administrative Services Agreement was approved by the Trustees on January 23, 1997 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of .10% of the Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in the Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.


                                NET ASSET VALUE
 ------------------------------------------------------------------------------

      Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

      Trading in securities in foreign securities markets is normally completed well before the close of the New York Stock Exchange. In addition foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated , in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., EST, or at such other rates as Northstar may determine to be appropriate.

      The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of the Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B and Class C shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS
 ------------------------------------------------------------------------------

      Shares issued pursuant to the automatic reinvestment of income dividend or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees, (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Funds or any Northstar affiliated investment company and (f) Brandes employees, officers and partners. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and provided the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

      REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

      REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Northstar Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

      Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
 ______________________________________________________________________________

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

      Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

      Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

      Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.

      The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code.

      Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

      Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

      Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

      Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

      Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Fund's current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or
(b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES
 ------------------------------------------------------------------------------

      Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

      The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

      In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

      The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund.

      Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

      A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

      If the Plans are terminated in accordance with their terms, the obligations of the Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, the Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

      The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the Fund.

                             TRUSTEES AND OFFICERS
 ------------------------------------------------------------------------------

      The Trustees and principal Officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

      ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

      PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

      DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

      *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

      *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and ReliaStar Life Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

      ALAN L. GOSULE, Trustee.  Age: 55.   Partner, Rogers & Wells. Director,
      F.L. Putnam Investment Management Co., Inc.

      DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Company, Inc., Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

      JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

      WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

      THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer - Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer - Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.

      GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar. Former Vice President and Portfolio Manager with National Securities & Research Corporation.

      AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

--------------------

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

      Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $7,500 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,750 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

      As of December 31, 1996 all Trustees and executive officers of the Fund as a group owned beneficially or of record less than 1% of the outstanding securities of the Fund. To the knowledge of the Fund, as of December 31, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of the Fund's outstanding shares.


                               COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1996


                                                                  PENSION BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                                            COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON       FROM ALL FUNDS IN
                                                  FUND             FUND EXPENSES          RETIREMENT       NORTHSTAR COMPLEX(B)

Robert B. Goode, Jr......................          (a)13,000              0                    0              13,500
Paul S. Doherty..........................          (a)14,000              0                    0              14,500
David W. Wallace.........................          (a)14,000              0                    0              14,500
Mark L. Lipson...........................          (a)  0                 0                    0                   0
John G. Turner...........................          (a)  0                 0                    0                   0
Alan L. Gosule...........................          (a)14,000              0                    0              14,500
David W.C. Putnam........................          (a)10,000              0                    0              10,000
John R. Smith............................          (a)14,000              0                    0              14,500
Walter H. May............................          (a)13,000              0                    0              13,500


(a) See table below for Fund specific compensation.

(b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.

                                INDIVIDUAL FUND
                        FISCAL YEAR COMPENSATION TABLES

                                        INCOME AND GROWTH    HIGH TOTAL RETURN    GROWTH + VALUE   SPECIAL(C)    GROWTH(C)

Robert B. Goode, Jr..................         2,063                1,563              0             1,563        1,563
Paul S. Doherty......................         2,313                1,813              0             1,646        1,646
David W. Wallace.....................         2,313                1,813              0             1,646        1,646
Mark L. Lipson.......................             0                    0              0                0            0
John G. Turner.......................             0                    0              0                0            0
Alan L. Gosule.......................          2,313                1,813             0             1,646        1,646
David W.C. Putnam....................          2,063                1,563             0             1,188        1,188
John R. Smith........................          2,312                2,312             0             1,646        1,646
Walter H. May.......................           2,000                1,500             0             1,583        1,583



                                                         BALANCE SHEET       GOVERNMENT
                                                        OPPORTUNITIES(C)    SECURITIES(C)    STRATEGIC INCOME(C)    HIGH YIELD(C)

Robert B. Goode, Jr..................................        1,563               1,563              1,563                  1,563
Paul S. Doherty......................................        1,646               1,646              1,646                  1,646
David W. Wallace.....................................        1,646               1,646              1,646                  1,646
Mark L. Lipson.......................................            0                   0                  0                      0
John G. Turner.......................................            0                   0                  0                      0
Alan L. Gosule.......................................        1,646               1,646              1,646                  1,646
David W.C. Putnam....................................        1,188               1,188              1,188                  1,188
John R. Smith........................................        1,646               1,646              1,646                  1,646
Walter H. May........................................        1,583               1,583              1,583                  1,583


(c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for outofpocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                                  OTHER INFORMATION
-------------------------------------------------------------------------------

      Independent Accountants. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements and expresses an opinion thereon.

      Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.

      Transfer Agent. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120, acts as the transfer agent for the Fund.

      Reports to Shareholders. The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

      Organizational and Related Information. Northstar Trust (formerly "Northstar Advantage Trust"), and two of its series, Northstar Income and Growth Fund (formerly "Northstar Advantage Income and Growth Fund") and Northstar High Total Return Fund (formerly "Northstar Advantage High Total Return Fund"), were organized in 1993. Northstar Growth + Value Fund was organized in 1996.

      The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


                            PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

      Performance information for the Fund may be compared in reports and promotional literature to (i) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of CD performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax-equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

      Average Annual Total Return. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

          Average Annual Total Return = P(1+T) to the power of n = ERV

            Where:

             P = a hypothetical initial payment of $1,000

             T = the average annual total return
            n = the number of years, and

            ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

      All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B and Class C shares), and assume that all dividends and distributions are reinvested when paid.

      Yield. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                           ---------------------------------
                                       cd
            Where:

            a =  dividends and interest earned during the period attributable to a specific class of shares

            b =  expenses accrued for the period attributable to that class (net of reimbursements)

            c =  the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

            d =  the maximum offering price per share on the last day of the period

      The maximum offering price includes a maximum contingent deferred sales load of 5% for Class B shares and 1% for Class C shares.

      All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

      Non-Standardized Return. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

      The Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, and WORKING WOMAN.

      When comparing total return, yield and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

      The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                                NET ASSET VALUE
 ------------------------------------------------------------------------------

      Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

      Trading in securities in foreign securities markets is normally completed well before the close of the New York Stock Exchange. In addition foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated , in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., EST, or at such other rates as Northstar may determine to be appropriate.

      The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of the Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B and Class C shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS
 ------------------------------------------------------------------------------

      Shares issued pursuant to the automatic reinvestment of income dividend or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees, (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Funds or any Northstar affiliated investment company and (f) Brandes employees, officers and partners. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and provided the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

      REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

      REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Northstar Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

      Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
 ______________________________________________________________________________

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

      Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

      Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

      Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.

      The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code.

      Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

      Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

      Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

      Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

      Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Fund's current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or
(b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES
 ------------------------------------------------------------------------------

      Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

      The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

      In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

      The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund.

      Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

      A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

      If the Plans are terminated in accordance with their terms, the obligations of the Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, the Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

      The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the Fund.

                             TRUSTEES AND OFFICERS
 ------------------------------------------------------------------------------

      The Trustees and principal Officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

      ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

      PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

      DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

      *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

      *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and ReliaStar Life Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

      ALAN L. GOSULE, Trustee.  Age: 55.   Partner, Rogers & Wells. Director,
      F.L. Putnam Investment Management Co., Inc.

      DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Company, Inc., Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

      JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

      WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

      THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer - Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer - Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.

      GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar. Former Vice President and Portfolio Manager with National Securities & Research Corporation.

      AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

--------------------

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

      Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $7,500 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,750 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

      As of December 31, 1996 all Trustees and executive officers of the Fund as a group owned beneficially or of record less than 1% of the outstanding securities of the Fund. To the knowledge of the Fund, as of December 31, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of the Fund's outstanding shares.


                               COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1996


                                                                  PENSION BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                                            COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON       FROM ALL FUNDS IN
                                                  FUND             FUND EXPENSES          RETIREMENT       NORTHSTAR COMPLEX(B)

Robert B. Goode, Jr......................          (a)13,000              0                    0              13,500
Paul S. Doherty..........................          (a)14,000              0                    0              14,500
David W. Wallace.........................          (a)14,000              0                    0              14,500
Mark L. Lipson...........................          (a)  0                 0                    0                   0
John G. Turner...........................          (a)  0                 0                    0                   0
Alan L. Gosule...........................          (a)14,000              0                    0              14,500
David W.C. Putnam........................          (a)10,000              0                    0              10,000
John R. Smith............................          (a)14,000              0                    0              14,500
Walter H. May............................          (a)13,000              0                    0              13,500


(a) See table below for Fund specific compensation.

(b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.

                                INDIVIDUAL FUND
                        FISCAL YEAR COMPENSATION TABLES

                                        INCOME AND GROWTH    HIGH TOTAL RETURN    GROWTH + VALUE   SPECIAL(C)    GROWTH(C)

Robert B. Goode, Jr..................         2,063                1,563              0             1,563        1,563
Paul S. Doherty......................         2,313                1,813              0             1,646        1,646
David W. Wallace.....................         2,313                1,813              0             1,646        1,646
Mark L. Lipson.......................             0                    0              0                0            0
John G. Turner.......................             0                    0              0                0            0
Alan L. Gosule.......................          2,313                1,813             0             1,646        1,646
David W.C. Putnam....................          2,063                1,563             0             1,188        1,188
John R. Smith........................          2,312                2,312             0             1,646        1,646
Walter H. May.......................           2,000                1,500             0             1,583        1,583



                                                         BALANCE SHEET       GOVERNMENT
                                                        OPPORTUNITIES(C)    SECURITIES(C)    STRATEGIC INCOME(C)    HIGH YIELD(C)

Robert B. Goode, Jr..................................        1,563               1,563              1,563                  1,563
Paul S. Doherty......................................        1,646               1,646              1,646                  1,646
David W. Wallace.....................................        1,646               1,646              1,646                  1,646
Mark L. Lipson.......................................            0                   0                  0                      0
John G. Turner.......................................            0                   0                  0                      0
Alan L. Gosule.......................................        1,646               1,646              1,646                  1,646
David W.C. Putnam....................................        1,188               1,188              1,188                  1,188
John R. Smith........................................        1,646               1,646              1,646                  1,646
Walter H. May........................................        1,583               1,583              1,583                  1,583


(c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for outofpocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                                  OTHER INFORMATION
-------------------------------------------------------------------------------

      Independent Accountants. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements and expresses an opinion thereon.

      Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.

      Transfer Agent. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120, acts as the transfer agent for the Fund.

      Reports to Shareholders. The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

      Organizational and Related Information. Northstar Trust (formerly "Northstar Advantage Trust"), and two of its series, Northstar Income and Growth Fund (formerly "Northstar Advantage Income and Growth Fund") and Northstar High Total Return Fund (formerly "Northstar Advantage High Total Return Fund"), were organized in 1993. Northstar Growth + Value Fund was organized in 1996.

      The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


                            PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

      Performance information for the Fund may be compared in reports and promotional literature to (i) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of CD performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax-equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

      Average Annual Total Return. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

          Average Annual Total Return = P(1+T) to the power of n = ERV

            Where:

             P = a hypothetical initial payment of $1,000

             T = the average annual total return
            n = the number of years, and

            ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

      All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B and Class C shares), and assume that all dividends and distributions are reinvested when paid.

      Yield. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                           ---------------------------------
                                       cd
            Where:

            a =  dividends and interest earned during the period attributable to a specific class of shares

            b =  expenses accrued for the period attributable to that class (net of reimbursements)

            c =  the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

            d =  the maximum offering price per share on the last day of the period

      The maximum offering price includes a maximum contingent deferred sales load of 5% for Class B shares and 1% for Class C shares.

      All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

      Non-Standardized Return. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

      The Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, and WORKING WOMAN.

      When comparing total return, yield and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

      The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------

      The Northstar Trust's audited financial statements dated October 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1996.

                                     PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements:  Not Applicable


(b)  Exhibits
                        (1)    Declaration of Trust(1)
                        (2)    By-Laws(1)
                        (3)    N/A
                        (4)    N/A
                        (5)(a) Form of  Investment Advisory Agreement(1)
                           (b) Form of Subadvisory Agreement for Northstar
                               International Value Fund*
                        (6)    Forms of Underwriting Agreements(1)
                        (7)    N/A
                        (8)    Custody Agreement*
                        (9)    Administrative Services Agreement(1)
                       (10)    Opinion of Counsel*
                       (11)(a) Consent of Independent Accountants
                               (Ernst & Young)*
                           (b) Consent of Independent Accountants
                               (Coopers & Lybrand)*
                       (12)    N/A
                       (13)    N/A
                       (14)    N/A
                       (15)    Form of Distribution and Service Plan(1)
                       (16)    N/A
                       (17)    N/A
                       (18)    Multiple Class Plan Pursuant to Rule 18f-3(1)

(1) Filed as part of PEA No. 12 and incorporated herein by reference.
 *  Filed herewith.


Item  25.   Persons Controlled by or under Common Control with Registrant

There are no persons controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities

As of January 31, 1996, the Registrant had no security holders.

Item 27.    Indemnification

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

            (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)
                    (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                        (A) by the court or other body approving the settlement
                            or other disposition; or

                        (B) based upon the review of readily available facts (as
                            opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
    Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Item 28.    Business and Other Connections of  Investment Adviser

See "Management of the Fund" in the Prospectus and "Services of Northstar, the Subadviser and the Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.


                 Position with          Other Substantial
                   Investment           Business, Profession
Name                Adviser             Vocation or Employment
----------------------------------------------------------------------------
John Turner         Director            Chairman and CEO, ReliaStar Financial
                                        Corp; Director of Northstar Affiliates;
                                        Trustee and Chairman, Northstar
                                        Affiliated Investment Companies.

John Flittie        Director            President, ReliaStar Financial Corp.
                                        Director, Northstar Affiliates.

Mark L. Lipson      Chairman/CEO        Director and Officer of Northstar
                    Director            Distributors, Inc., Northstar Administrators
                                        Corp. and Northstar, Inc. Trustee
                                        and President, Northstar Affiliated
                                        Investment Companies.

Robert J. Adler     Executive Vice      President, Northstar Distributors, Inc.
                    President, Sales
                    & Marketing

Thomas Ole Dial     Executive Vice      Vice President, Northstar Affiliated
                    President - Chief   Investment Companies, and Principal, TD
                    Investment Officer, Associates Inc.
                    Fixed Income

Geoffrey Wadsworth  Vice President/     Vice President - Northstar Affiliated
                    Investments and     Investment Companies.
                    Portfolio Manager

Peter Bakst         Vice President-     Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager, Director - High Yield Debt
                                        Group for CS First Boston Corp.,
                                        President of Presidio Capital
                                        Management and Managing Director at
                                        BT Securities Corp.

Ryan Johanson       Vice President-     Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager, Director of Global Market
                                        Risk Management, and Senior Manager
                                        of Banque Indosuez.

Jeffrey Aurigemma   Vice President -    Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager.

Michael Graves      Vice President      Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager.

Agnes Mullady       Sr. Vice President  Vice President & Treasurer of Northstar
                    and CFO             Affiliates and the Northstar Affiliated
                                        Investment Companies.

Gertrude Purus      Vice President      Vice President Northstar Distributors and
                    Operations          Northstar Administrators Corp.



Stephen Vondrak     Vice President      Vice President - Northstar Distributors, Inc.
                    Sales/Marketing     Former Regional Marketing
                                        Manager with Roger Engemann
                                        and Associates from 1991-1994.

Mark Sfarra         Vice President -    Vice President - Northstar Distributors, Inc.
                    Marketing



For information as to the business, profession, vocation or employment of a substantial nature of the Subadviser, Brandes Investment Partners, L.P., and its officers, reference is made to form ADV filed under the Investment Advisers Act of 1940 by Brandes Investment Partners, L.P. (File No. 801-24896).


Item 29.   Principal Underwriter

(a) See "Management of the Fund - The Investment Adviser and Affiliated Service Providers" and "How to Purchase Shares" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. Unless otherwise indicated, the principal business address for each person is c/o Northstar, Two Pickwick Plaza, Greenwich, CT 06830.


(b)        (1)                     (2)                       (3)
Name and Principal           Position and Offices       Position and Offices
Address                      with Underwriter           with Registrant
-------------------------------------------------------------------------------
John Turner                       Director               Trustee, Chairman
20 Washington Ave. South
Minneapolis, MN

John Flittie                      Director               None
20 Washington Ave. South
Minneapolis, MN

Mark L. Lipson                    Chairman & Director    Trustee and President

Robert J. Adler                   President              None

Mark Blinder                      Reg. Vice President    None

Richard Francis                   Reg. Vice President    None

Daniel Leonard                    Reg. Vice President    None

Stephen O'Brien                   Reg. Vice President    None

David Linton                      Reg. Vice President    None

Charles Dolce                     Reg. Vice President    None

Hyman Glasman                     Reg. Vice President    None

Scott Casselberry                 Reg. Vice President    None

Richard Galloway                  Reg. Vice President    None

Stephen Vondrak                   Vice President         None

Mark Sfarra                       Vice President         None

Gertrude Purus                    Vice President         None

Agnes Mullady                     Vice President         Vice President
                                  & Treasurer            & Treasurer

Item 30.    Location of Accounts and Records

State Street Bank and Trust Company maintains the following records at 225 Franklin Street, Boston, Massachusetts 02110, as Custodian and Fund Accounting Agent for the Fund:

            (1) Receipts and delivery of securities including certificate numbers;
            (2)  Receipts and disbursement of cash;
            (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and
            (4)  Fund Accounting Records.

First Data Investor Services Group ("First Data") maintains the following records at One Exchange Place, 11 Floor, Boston, Massachusetts 02109, as Transfer Agent and Blue Sky Administrator for the Fund:

            (1)  Shareholder Records;
            (2) Share accumulation accounts: Details as to dates and number of shares of each accumulation, price of each accumulation;
            (3)  Fund Accounting Records; and
            (4)  State Securities Registration Records.


All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830 and the office of the Subadviser, 12750 High Bluff Drive, San Diego, CA 92130.


Item 31.    Management Services

Not Applicable

Item 32.    Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

(c) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and State of Connecticut on the 11th day of April, 1997.


                                                   NORTHSTAR TRUST

                                                   /s/Mark L. Lipson
                                                   ---------------------------
                                                   Mark L. Lipson,  President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                           Title                         Date

 /s/John G. Turner               Chairman/Trustee            April 11, 1997
 -----------------
 John G. Turner*

 /s/Mark L. Lipson               President/Trustee           April 11, 1997
 -----------------
 Mark L. Lipson*

 /s/Paul S. Doherty              Trustee                     April 11, 1997
 ------------------
 Paul S. Doherty*

 /s/David W. Wallace             Trustee                     April 11, 1997
 -------------------
 David W. Wallace*

 /s/Robert B. Goode, Jr.         Trustee                     April 11, 1997
 -----------------------
 Robert B. Goode, Jr.*

 /s/Walter H. May                Trustee                     April 11, 1997
 ----------------
 Walter H. May*

 /s/Alan L. Gosule               Trustee                     April 11, 1997
 -----------------
 Alan L. Gosule*

 /s/David W.C. Putnam            Trustee                     April 11, 1997
 --------------------
 David W. C. Putnam*

 /s/John  R. Smith               Trustee                     April 11, 1997
 -----------------
 John R. Smith*

 /s/Agnes Mullady                Principal Financial         April 11, 1997
 ----------------                and Accounting Officer
 Agnes Mullady


 By:/s/Agnes Mullady
    ----------------
 *Agnes Mullady - Attorney-in-Fact. Executed pursuant to powers of attorney filed with PEA Nos. 6 and 7

                               INDEX TO EXHIBITS

Exhibit Number Under
Part C of Form N-1A                 Name of Exhibit
--------------------                ---------------

            5(b)                   Form of Subadvisory Agreement for the
                                   Northstar International Value Fund
            8                      Custody Agreement
           10                      Opinion of Counsel
           11(a)                   Consent of Independent Accountants
                                   (Ernst & Young)
             (b)                   Consent of Independent Accountants
                                   (Coopers & Lybrand)